UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2010

CORNERWORLD CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-128614	98-0441869
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12404 Park Central Drive, Suite 400

Dallas, Texas 75251

(Address of principal executive offices) (zip code)

(214) 224-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On July 22, 2010, the executive officers of CornerWorld Corporation (“CornerWorld” or the “Company”) concluded that the Company’s previously issued quarterly consolidated financial statements for the periods ended July 31, 2009,  October 31, 2009 and January 31, 2010, included in the Company’s quarterly reports on Form 10-Q for such periods, should no longer be relied upon.

Specifically:

•

The Company did not consolidate the results of an entity that met the definition of a Variable Interest Entity (“VIE”) pursuant to the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) number 810. Management concluded that, despite the fact that the Company did not own the entity, because the Company controlled the entity and funded its operating losses, the entity was a VIE and should have been consolidated beginning in the fiscal quarter ended July 31, 2009.

•	During the three month period ended July 31, 2009, the Company misclassified a payment as a reduction of principal debt rather than as interest expense.

•	During the three month period ended July 31, 2009, the Company reclassified stock options to warrants. The Company reversed the stock compensation expense related these stock options.

The Company intends to file restated financial statements for the periods ended July 31, 2009, October 31, 2009 and January 31, 2010 in future filings with the Securities and Exchange Commission. In view of the expected restatements, the Company cautions investors not to rely on the Company's previously issued financial statements for the periods indicated.

The Company’s executive officers have discussed the aforementioned matters with the Company’s independent accountant.

Certain statements contained herein may be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. These statements involve a number of risks and uncertainties and can generally be identified by words such as “believes,” “expects,” “plans,” “intends,” “projects,” “forecasts,” “may,” “will,” “should,” “on track” or “anticipates,” or the negative thereof or comparable terminology, or by discussions of vision, strategy or outlook. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations and are not statements of fact, actual results may differ materially from those projected by any forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CornerWorld Corporation

Dated: July 27, 2010	By:	/s/ V. Chase McCrea III V. Chase McCrea III Chief Financial Officer